Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of Ocean West Holding Corporation (the “Company”) on Form 10-QSB for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Marshall L. Stewart, Chief Executive Officer and President of the Company, and Daryl S. Meddings, Chief Financial Officer of the Company, respectively certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 24, 2003
/s/ Marshall L. Stewart

Marshall L. Stewart
President and Chief Executive Officer

Date: May 24, 2003
/s/ Daryl S. Meddings

Daryl S. Meddings
Executive Vice President and Chief Financial Officer

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